August 16, 2016

VALUED ADVISERS TRUST

Foundry Partners Fundamental Small Cap Value Fund

Supplement to the Prospectus and Statement of Additional Information

Each dated February 29, 2016

On August 15, 2016, the shareholders of the Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) (formerly, the Dreman Contrarian Small Cap Value Fund), a series of Valued Advisers Trust (the “Trust”), approved an investment advisory agreement between Foundry Partners, LLC (“Foundry”) and the Trust, which became effective upon approval. Pursuant to the agreement, Foundry serves as investment adviser to the Fund. Prior to August 15, 2016, Foundry served as investment adviser to the Fund pursuant to an interim agreement approved by the Board of Trustees of the Trust.

Effective August 30, 2016, the Fund’s Class A shares will be converted to the Retail Class, and the Retail Class will be renamed Investor Class. All sales and acceptance of purchase orders for Class A shares of the Fund have been discontinued. Shareholders may continue to freely redeem their Class A shares until the conversion date. There will be no fees charged in connection with the conversion. Similarly, there are no tax consequences anticipated with the conversion, and no action is necessary on your part to effect the conversion. Shareholders should consult with their own tax advisors to ensure proper treatment on their income tax returns.

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This Supplement and the Prospectus provide the information a prospective investor should know about the Fund. Investors should retain this supplement for future reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (800) 247-1014.